UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2011

TRIM HOLDING GROUP

(Exact name of registrant as specified in its charter)

Nevada	333-169048	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Center Ave. Ste. 202 Bay City, MI	48708

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 509-5954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

{00185984. }

Item 4.01              Changes in Registrant’s Certifying Accountant.

(a)      Prior Independent Registered Public Accounting Firm

                On April 6, 2011, the Audit Committee of the Board of Directors of Trim Holding Group (the “Company”) approved the dismissal of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm.

                UHY’s audit reports on the Company’s financial statements as of and for each of the fiscal year ended September 30, 2009 and the three-month transitional period ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                There were no reportable events under Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal year ended September 30, 2009 and the three-month transitional periods ended December 31, 2009 and 2008, and the date of the dismissal of UHY.  Also, during those periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreements in connection with its reports.

                The Company provided UHY with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”).  The Company has requested that UHY furnish a letter addressed to the SEC stating whether it agrees with the statements made herein.  A copy of UHY’s letter dated April 7, 2011 is attached as Exhibit 16.1 hereto.

(b)      New Independent Registered Public Accounting Firm

Also, on April 6, 2011, the Audit Committee of the Board of Directors of the Company engaged the services of DNTW Chartered Accountants, LLP (“DNTW”) as the Company’s new independent registered public accounting firm.  During the Company’s most recent fiscal year, the transitional period, and the subsequent interim period through April 6, 2011, neither the Company nor anyone on its behalf consulted with DNTW with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that DNTW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01              Financial Statements and Exhibits

                (d)  Exhibits

                Exhibit                  Description

16.1                        Letter from UHY LLP to the Securities and Exchange Commission, dated April 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                     Trim Holding Group

                                                                                             (Registrant)

Date:    April 7, 2011                                               By:     /S/ Louis Bertoli

                                                                           Louis Bertoli

                                                                                                   President, Chief Executive Officer

Date:    April 7, 2011                                         By: /S/ Nitin Amersey

                                                                          Nitin Amersey

                                                                          Director, Chief Financial Officer